UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2020 (April 1, 2020)

BANCPLUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Check the appropriate box:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by BancPlus Corporation (the “Company”) on April 6, 2020, reporting under Item 2.01 the completion of the merger with State Capital Corp. (“SCC”), the holding company of State Bank & Trust Company (“State Bank”). Pursuant to the terms of the Agreement and Plan of Share Exchange and Merger, dated September 18, 2019, by and among the Company, BankPlus, SCC, and State Bank, following BancPlus’ acquisition of SCC by a statutory share exchange, SCC was merged with and into BancPlus, with BancPlus surviving the merger (the “Merger”). Immediately thereafter, State Bank was merged with and into BankPlus, with BankPlus surviving the merger. Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to present certain financial statements of SCC and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Postlethwaite & Netterville filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of SCC as of and for the years ended December 31, 2019 and 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference. The unaudited consolidated financial statements of SCC as of March 31, 2020 and for the three months ended March 31, 2020 and 2019 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2020 gives effect to the Merger as if the Merger had been completed as of March 31, 2020. The unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2020 and the year ended December 31, 2019 give effect to the Merger as if the Merger had been completed as of January 1, 2019. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of the period presented, nor does it attempt to predict or suggest future results.

(d)	Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Postlethwaite & Netterville

99.1	Audited consolidated financial statements of State Capital Corp. as of and for the years ended December 31, 2019 and 2018

99.2	Unaudited consolidated financial statements of State Capital Corp. as of March 31, 2020 and for three months ended March 31, 2020 and 2019

99.3

Unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2020 and unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2020 and the year ended December 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

June 12, 2020	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer